Exhibit 99.2

Supplemental Operating and Financial Information

Fourth Quarter 2005

Table of Contents

Corporate Information	1

Financial Information
Selected Financial Data	3
Consolidated Statements of Operations	4
Same Store Property Results and Analysis	5
Non-GAAP Financial Measures	6
Consolidated Balance Sheets	7
Debt Summary	8

Portfolio Information
Property Summary	9
Lease Expiration Information	10-11
Other Property Information	12
Strategic Assets Sales Information	13

Selected Financial Data

Company Overview

AmeriVest Properties Inc. is a real estate investment trust (REIT) which owns and operates commercial office buildings in selected markets catering to small and medium size businesses.  At December 31, 2005, AmeriVest owned 14 properties totaling approximately 2,160,000 square feet located in metropolitan Denver, Dallas, Phoenix and Indianapolis.  The Company sold its Indianapolis property and a Phoenix property in January 2006, totalling 424,751 square feet.  In February 2006, the Company's Board of Directors approved a plan of liquidation.  The Plan is subject to approval by the Company’s stockholders holding a majority of the Company’s outstanding shares of common stock.

Strategy

We believe that office space for small to medium size businesses is a large and underserved market.  According to data compiled by the Office of Advocacy of the U.S. Small Business Administration, 89% of all U.S. businesses employed fewer than 20 employees.  As a result, we believe that many businesses have office space requirements of no more than 4,000 square feet.

Small to medium size businesses often have specific needs and limitations that are different from larger businesses.  For example, small and medium size businesses generally cannot afford large corporate staffs to manage their office leasing requirements.  These businesses have needs similar to larger firms, such as access to cutting edge technology, conference facilities, high quality telecommunications services and other amenities, but may not have a comparable budget.  Our strategy is to focus on providing an office product targeted to this large market and its unmet needs in a cost effective manner.  The key elements of our strategy include:

Provide a superior, consistent product - We provide amenities for the small and medium size businesses in our office properties that usually only larger companies would be able to obtain, such as conference rooms with the latest telecommunication and presentation equipment, high levels of common area and tenant finish, including well-designed, pre-built move-in ready space, and depending on the location, various other technology and service amenities relative to the needs of our targeted small business tenant.

Streamline the leasing process - Our leasing process is designed to meet the unique needs of a small to medium size tenant with limited real estate expertise, through our "no hassle" leasing philosophy which reduces the lease transaction time and cost for the tenant and us.

Provide a high level of service - With our deliberate focus on small and medium size businesses, we have developed a positive, service-oriented approach specifically tailored for our customer base.

Target select cities - We have historically targeted cities that have excellent small business growth demographics.

As a result of our focused strategy, we believe that our properties provide office space that is particularly attractive for small and medium size businesses.  By executing on our strategy, we believe we have been able to maintain high occupancy rates while still maintaining strong rent per square foot trends in our core markets as compared to the general office market.

Directors and Executive Officers

Name	Position	Initial Date as Director
Charles K. Knight	Chief Executive Officer, President and Director	1999

Kathryn L. Hale	Chief Financial Officer and Secretary	—

William T. Atkins	Director and Chairman of the Board	1999

Patrice Derrington	Outside Director	2003

Harry P. Gelles	Outside Director	2000

Alexander S. Hewitt	Director and Vice Chairman	2004

Robert W. Holman, Jr.	Lead Outside Director	2001

John A. Labate	Outside Director	1995

Jerry J. Tepper	Outside Director	2000

Corporate Headquarters	Investor Relations

1780 South Bellaire Street	Becky Nichols
Suite 100	(303) 297-1800 x 104
Denver, Colorado 80222	beckyn@amvproperties.com
(303) 297-1800

Stock Exchange	Ticker

American Stock Exchange	AMV

Financial Information

Selected Financial Data

	As of and for the three months ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
	(amounts in thousands, except share, per share and property data)

Operating Data
Real estate operating revenue (1)	$8,917	$8,609	$8,622	$8,722	$8,335
General and administrative expenses	$986	$1,082	$1,483	$1,316	$1,671
G&A as a percentage of revenue	11.1%	12.6%	17.2%	15.1%	20.0%

Real estate operating revenue (2)	$12,069	$11,995	$12,242	$12,903	$12,644
G&A as a percentage of revenue (2)	8.2%	9.0%	12.1%	10.2%	13.2%

Property operating expenses (1)	$3,716	$3,282	$3,691	$3,456	$3,475
Net operating income (1) (3)	$5,201	$5,327	$4,931	$5,266	$4,860

Gain/(Loss) Per Share
Net income/(loss)	$407	$(5,430)	$(3,091)	$(2,584)	$(3,678)
Income/(loss) per share - basic	0.02	(0.23)	(0.13)	(0.11)	(0.15)
Income/(loss) per share - diluted	0.02	(0.23)	(0.13)	(0.11)	(0.15)

Funds from Operations (FFO) (4)
FFO	$(5,121)	$(849)	$1,371	$2,398	$654
FFO per share - basic	(0.21)	(0.04)	0.06	0.10	0.03
FFO per share - diluted	(0.21)	(0.04)	0.06	0.10	0.03

Balance Sheet Data
Net investment in real estate	$269,603	$312,792	$322,884	$322,606	$330,814
Total assets	283,910	332,519	338,743	338,705	347,954
Total liabilities	200,493	249,571	249,193	246,208	252,904
Minority interest	—	—	1,379	1,492	1,580
Total shareholders’ equity	83,417	82,948	88,171	91,005	93,470

Common Stock Data
Common shares outstanding	24,121,306	24,105,464	24,062,639	24,022,597	23,982,233
Weighted average shares - basic	24,114,460	24,074,937	24,046,982	24,011,672	23,959,656
Weighted average shares - diluted (FFO)	24,114,460	24,074,937	24,093,637	24,098,003	24,076,729
Closing share price	$4.17	$4.09	$4.17	$5.18	$6.40
Closing share price range for period (high - low)	$4.29 - $3.35	$4.77 - $3.81	$5.45 - $3.95	$6.64 - $5.08	$7.30 -$6.26

Dividends declared per share	$—	$—	$—	$—	$0.13
Annualized dividend yield	N/A	N/A	N/A	N/A	8.1%
Market value of common equity	$100,586	$98,591	$100,341	$124,437	$153,486
Total liabilities	200,493	249,571	249,193	246,208	252,904
Total market capitalization	$301,079	$348,162	$349,534	$370,645	$406,390

Property Data
Properties owned	14	16	17	17	30
Rentable square feet	2,159,679	2,451,002	2,508,066	2,508,115	2,732,957
Occupancy (5)	90.5%	89.6%	89.4%	89.0%	88.3%

(1)  All periods exclude the results from discontinued operations.

(2)  All periods include the results from discontinued operations.

(3)  See page 6 for a definition of net operating income and a reconciliation of net operating income to net income/(loss).

(4)  See page 6 for a reconciliation of FFO to net gain/(loss) and a comparison of FFO per share to net income/(loss) per share, the most directly comparable GAAP measures. FFO is not intended to be a measure of cash flow or liquidity.

(5)  See page 9 for more information on the Company’s occupancy at December 31, 2005.

Consolidated Statement of Operations

	Three months ended December 31,		Twelve months ended December 31,
	2005	2004	2005	2004

Real Estate Operating Revenue
Rental revenue	$8,916,751	$8,334,751	$34,869,604	$28,052,920

Real Estate Operating Expenses
Property operating expenses -
Operating expenses	2,515,169	2,259,050	9,417,061	8,276,494
Real estate taxes	1,200,633	1,216,355	4,728,154	3,528,564
General and administrative expenses	985,552	1,671,314	4,720,958	4,694,029
Interest expense	3,135,298	2,159,111	11,996,147	8,163,031
Depreciation and amortization expense	3,072,562	2,979,882	12,763,733	9,013,058
Strategic alternatives expenses	563,219	—	708,491	—
Impairment of real estate	4,889,082	—	4,889,082	—
Total operating expenses	16,361,515	10,285,712	49,223,626	33,675,176

Loss From Continuing Operations	(7,444,764)	(1,950,961)	(14,354,022)	(5,622,256)

Other Income
Interest income	71,566	31,621	114,095	87,016
Total other income	71,566	31,621	114,095	87,016

Loss Before Discontinued Operations	(7,373,198)	(1,919,340)	(14,239,927)	(5,535,240)

Net Earnings/(Loss) from Discontinued Operations (1)	7,780,173	(1,759,119)	3,541,614	(367,712)

Net Income/(Loss)	$406,975	$(3,678,459)	$(10,698,313)	$(5,902,952)

Income/(Loss) Per Share
Basic	$0.02	$(0.15)	$(0.44)	$(0.26)
Diluted	$0.02	$(0.15)	$(0.44)	$(0.26)

Weighted Average Common Shares Outstanding
Basic	24,114,460	23,959,656	24,062,330	22,348,811
Diluted	24,125,449	23,959,656	24,062,330	22,348,811

Reconciliation to Funds from Operations (FFO): (2)
Net income/(loss)	$406,975	$(3,678,459)	$(10,698,313)	$(5,902,952)
Depreciation and amortization expense on real estate investments	3,012,095	4,332,521	16,800,107	14,157,113
Gain on disposition of depreciated real estate	(8,678,204)	—	(8,657,401)	(574,276)
Loan costs associated with the disposition of real estate	137,982	—	353,975	—
FFO	$(5,121,152)	$654,062	$(2,201,632)	$7,679,885

Funds from Operations per share - diluted	$(0.21)	$0.03	$(0.09)	$0.34

Weighted Average Common Shares Outstanding - FFO Diluted	24,114,460	24,076,729	24,062,330	22,464,707

(1)  The following amounts reflect net income/(loss) from real estate investments classified as discontinued operations, including net gains/(losses) on properties sold:

Rental revenue - properties sold	$1,185,238	$2,261,690	$6,589,508	$9,311,324
Property operating expenses - properties sold	(539,691)	(1,094,985)	(3,035,976)	(4,219,009)
Net operating income - properties sold	645,547	1,166,705	3,553,532	5,092,315
Rental revenue - properties held-for-sale	1,937,230	2,047,112	7,719,409	7,982,984
Property operating expenses - properties held-for-sale	(863,974)	(798,388)	(3,422,900)	(3,388,810)
Net operating income - properties held-for-sale	1,073,256	1,248,724	4,296,509	4,594,174
Interest expense	(878,852)	(1,661,638)	(3,976,740)	(4,304,704)
Deferred financing costs associated with the disposition of real estate	(137,982)	—	(353,975)	—
Depreciation and amortization expense	—	(1,443,944)	(4,599,656)	(5,401,943)
Minority interest	—	91,034	285,369	256,246
Equity in loss of affiliate	—	—	—	(18,076)
Impairment of real estate included in discontinued operations	(1,600,000)	(1,160,000)	(4,320,826)	(1,160,000)
Gain on sale	8,678,204	—	8,657,401	574,276
Net income/(loss) from discontinued operations	$7,780,173	$(1,759,119)	$3,541,614	$(367,712)

(2)  See page 6 for a reconciliation of FFO to net income/(loss) and a comparison of FFO per share to net income/(loss) per share, the most directly comparable GAAP measures. FFO is not intended to be a measure of cash flow or liquidity.

Same Store Property Results and Analysis

	Three months ended December 31, (1)				Twelve months ended December 31, (2)
	2005	2004	Change	% Change	2005	2004	Change	% Change

Real Estate Operating Revenue
Rental revenue (3)	$8,172,869	$7,853,622	$319,247	4.1%	$21,235,551	$21,087,917	$147,634	0.7%

Real Estate Operating Expenses
Property operating expenses -
Operating expenses (3) (4)	2,328,230	2,135,701	(192,529)	-9.0%	6,228,399	6,732,225	503,826	7.5%
Real estate taxes	1,149,562	1,179,280	29,718	2.5%	2,627,752	2,615,067	(12,685)	-0.5%
Total property operating expenses	3,477,792	3,314,981	(162,811)	-4.9%	8,856,151	9,347,292	491,141	5.3%

Net Operating Income (5)	$4,695,077	$4,538,641	$156,436	3.4%	$12,379,400	$11,740,625	$638,775	5.4%

Average rent per sq. foot at December 31, (6) (7)	$20.18	$20.08	$0.10	0.5%	$19.32	$19.33	$(0.01)	-0.1%

Occupancy at December 31, (7)	90.7%	87.2%		3.5%	88.6%	87.2%		1.4%

(1) Includes the following properties, which were operational during the entire three months ended December 31, 2004 and 2005 (excludes properties classified as held-for-sale at December 31, 2005):

Property	Sq Foot
Arrowhead Fountains	96,203
Camelback Lakes	202,720
Centerra	187,562
Greenhill Park	247,269
Hackberry View	114,598
Kellogg Building	110,940
Parkway Centre II	151,880
Parkway Centre III	152,391
Scottsdale Norte	78,800
Sheridan Center	139,561
Southwest Gas Building	144,821
Total	1,626,745

(2) Includes the following properties, which were operational during the entire twelve months ended December 31, 2004 and 2005 (excludes properties classified as held-for-sale at December 31, 2005):

Property	Sq Foot
Arrowhead Fountains	96,203
Centerra	187,562
Greenhill Park	247,269
Kellogg Building	110,940
Parkway Centre II	151,880
Scottsdale Norte	78,800
Sheridan Center	139,561
Southwest Gas Building	144,821
Total	1,157,036

(3) AmeriVest recorded a reclass between rental revenues and expenses related to certain utility reimbursements during the three months ended September 30, 2005. The effect of this adjustment on the three and twelve months ended December 31, 2004 would have been $80,000 and $82,500, respectively.

(4) The three and twelve months ended December 31, 2004 includes ground rent expense for Greenhill Park of approximately ($12,000) and $470,000, respectively.

(5) See page 6 for a reconciliation of Same Store Net Operating Income to Net Income/(Loss).

(6) The average rent per square foot is calculated using the base rate and does not include any adjustments for straight-line rent or expense recoveries.

(7)  Reflects all signed leases, including leased but not yet occupied, at December 31, 2005 or 2004 for the respective same store populations. Signed leases do not impact revenues until the tenant has moved in and the lease has commenced, although the leased space is included in our occupancy rate.

Non-GAAP Financial Measures

Funds from Operations -

Funds from Operations (FFO) is a non-GAAP financial measure.  We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT) in the October 1999 White Paper (amended in April 2002), to be an appropriate measure of performance for an equity REIT, for reasons, and subject to the qualifications, specified in the paragraphs entitled "Non-GAAP Financial Measures" below.  The following table reflects the reconciliation of FFO from net income/(loss) and a comparison of FFO per share to net income/(loss) per share, the most directly comparable GAAP measures:

	Three months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04
	(amounts in thousands, except share, per share and property data)

Funds from Operations (FFO) -
Net income/(loss)	$407	$(5,430)	$(3,091)	$(2,584)	$(3,678)
Depreciation and amortization expense	3,012	4,582	4,462	4,774	4,332
Gain/loss on sale	(8,678)	(1)	—	22	—
Loan costs associated with the disposition of real estate	138	—	—	216	—
FFO	$(5,121)	$(849)	$1,371	$2,428	$654

Income/(loss) per share - diluted	$0.02	$(0.23)	$(0.13)	$(0.11)	$(0.15)

FFO per share - diluted	$(0.21)	$(0.04)	$0.06	$0.10	$0.03

Common Stock Data -
Weighted average shares - diluted	24,114,460	24,074,937	24,093,637	24,098,003	24,076,729

Non-GAAP Financial Measures - Funds from Operations (FFO) is a non-GAAP financial measure.  FFO is defined as net income or loss, computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sale of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  We believe that FFO is helpful to investors as a measure of the performance of an equity REIT because it facilitates an understanding of the operations performance of its properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance.  We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.  FFO does not represent cash generated from operating activities determined by GAAP and should not be considered as an alternative to net income or loss (determined in accordance with GAAP) as an indication of our financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.  FFO may include funds that may not be available for our management's discretionary use due to requirements to conserve funds for capital expenditures, debt repayments, property acquisitions and other commitments and uncertainties.

Same Store Property Net Operating Income -

Net Operating Income (NOI) is a non-GAAP financial measure.  NOI is defined as rental revenues less property operating expenses.  Because historically, acquisitions from year to year have had a material impact on the Company's results of operations, we rely on Same Store NOI for assessing property performance.  We also believe Same Store property NOI is a valuable means of comparing period-to-period property performance.  The following is a reconciliation of Same Store Property NOI to Net Income/(Loss) (amounts in thousands):

	Three months ended December 31,		Twelve months ended December 31,
	2005	2004	2005	2004

Same Store Property NOI	$4,695	$4,539	$12,379	$11,741
Non Same Store Property NOI	506	320	8,346	4,507
General and administrative expenses	(986)	(1,671)	(4,721)	(4,694)
Interest expense	(3,135)	(2,159)	(11,996)	(8,163)
Depreciation and amortization expense	(3,073)	(2,980)	(12,764)	(9,013)
Strategic alternative costs	(563)	—	(708)	—
Impairment of real estate	(4,889)	—	(4,889)	—
Interest income	72	32	114	87
Net earnings/(loss) from discontinued operations	7,780	1,759	3,542	(368)
Net income/(loss)	$407	$(3,678)	$(10,698)	$(5,903)

Consolidated Balance Sheets

	December 31, 2005	December 31, 2004

Assets
Investment in real estate -
Land	$48,059,765	$53,267,688
Buildings and improvements	166,431,824	217,453,719
Furniture, fixtures and equipment	1,304,879	1,277,308
Tenant improvements	14,245,047	12,622,620
Tenant leasing commissions	3,479,965	2,562,645
Intangible assets	13,371,477	16,801,808
Real estate assets - held-for-sale, net	46,930,658	47,971,383
Less: accumulated depreciation and amortization	(24,220,447)	(21,143,422)
Net investment in real estate	269,603,168	330,813,749

Cash and cash equivalents	988,420	1,859,660
Escrow deposits and restricted cash	4,920,968	7,161,651
Accounts receivable, net	1,310,627	671,251
Deferred rents receivable	4,511,512	3,430,609
Deferred financing costs, net	1,421,375	2,927,696
Prepaid expenses and other assets	923,928	524,072
Other assets - held-for-sale	229,792	565,001
Total assets	$283,909,790	$347,953,689

Liabilities
Secured mortgage loans and notes payable	$127,673,784	$182,845,387
Unsecured line of credit	29,897,129	24,857,063
Secured mortgage loans - held-for-sale	28,232,661	28,883,941
Accounts payable and accrued expenses	6,917,218	4,524,282
Accrued real estate taxes	4,195,875	4,486,712
Prepaid rents, deferred revenue and security deposits	3,273,861	3,930,017
Dividends payable	—	3,116,130
Other liabilities - held-for-sale	302,208	260,185
Total liabilities	200,492,736	252,903,717

Minority Interest	—	1,580,057

Shareholders’ Equity
Preferred stock, $.001 par value
Authorized - 5,000,000 shares
Issued and outstanding - none	—	—

Common stock, $.001 par value
Authorized - 75,000,000 shares
Issued and outstanding - 24,121,306 and 23,982,233 shares, respectively	24,121	23,982
Capital in excess of par value	133,231,147	132,585,840
Distributions in excess of accumulated earnings	(49,838,214)	(39,139,907)
Total shareholders’ equity	83,417,054	93,469,915
Total liabilities and shareholders’ equity	$283,909,790	$347,953,689

Debt Summary

		December 31, 2005				December 31, 2004
Lender	Mortgaged Property	Maturity Date		Principal Balance	Interest Rate (1)	Principal Balance	Interest Rate (1)
Fixed Rate -
Greenwich Capital Financial Products	Parkway Centre II Centerra	10/1/2008		$37,306,859	5.13%	$38,115,018	5.13%
	Southwest Gas Building

Metropolitan Life Insurance Company	Parkway Centre III	9/10/2009		14,813,833	4.47%	15,154,645	4.47%

Southern Farm Bureau Life Insurance Company	Scottsdale Norte	4/1/2011		6,507,070	7.90%	6,568,596	7.90%

J. P. Morgan Chase	Hackberry View - 1st	9/1/2012		11,287,282	6.57%	11,424,345	6.57%

J. P. Morgan Chase	Hackberry View - 2nd (2)	9/1/2012		937,796	8.00%	967,654	8.00%

Teachers Insurance and Annuity Association of America	Sheridan Center Arrowhead Fountains	1/1/2013		28,360,682	7.40%	28,852,678	7.40%
	Kellogg Building

Allstate Life Insurance Company	Camelback - 1st	9/5/2014		15,631,631	5.82%	15,928,449	5.82%

Allstate Life Insurance Company	Camelback - 2nd	9/5/2014		4,884,884	5.82%	4,977,640	5.82%

GEMSA	Hampton Court	11/1/2007		7,900,000	5.48%	7,900,000	5.48%

		Subtotal		127,630,037	5.98%	129,889,025	5.98%

Variable Rate -
KeyBank National Association -
Senior Secured Line of Credit	Greenhill Park	n/a		—	—	17,500,000	4.96%

KeyBank National Association -
Unsecured Line of Credit	Unsecured	4/1/2006	(3)	29,897,129	6.91%	24,857,063	5.63%
		Subtotal		29,897,129	6.91%	42,357,063	5.35%

Sold Properties -
Teachers Insurance and Annuity Association of America	AmeriVest Plaza at Inverness		(4)	—	—	14,412,347	7.90%

KeyBank National Association -
Senior Secured Line of Credit	Chateau Plaza		(4)	—	—	15,400,000	4.96%

Transatlantic Capital Company, LLC (5)	Texas State Buildings	n/a		—	—	5,579,891	7.66%
	Subtotal - sold properties			—	—	35,392,238	6.58%

Other notes payable -
Lease Capital Corporation	Phone system	10/31/2007		43,747	11.11%	64,124	11.11%

	Subtotal, excluding held-for-sale properties			157,570,913	6.16%	207,702,450	5.96%

Held-for-Sale Portfolio:
Security Life of Denver Insurance Company	Keystone Office Park - 1st	5/1/2022		4,119,506	8.00%	4,236,333	8.00%

Security Life of Denver Insurance Company	Keystone Office Park - 2nd	5/1/2022		462,967	8.63%	474,284	8.63%

Allstate Life Insurance Company	Financial Plaza	10/5/2010		23,650,188	5.25%	24,173,324	5.25%

	Subtotal, held-for-sale properties			28,232,661	5.71%	28,883,941	5.71%
		Total debt		$185,803,574	6.09%	$236,586,391	5.92%

Scheduled maturities including scheduled principal payments (for the years ended December 31,) -

	Including Held for Sale	Excluding Held for Sale
2006	32,980,663	32,288,530
2007	11,167,322	10,433,756
2008	38,057,507	37,279,931
2009	15,982,950	15,158,612
2010	22,992,739	1,537,734
Thereafter	64,622,393	60,872,350
Total	$185,803,574	$157,570,913

Debt information, including held-for-sale properties (for the year ended December 31, 2005) -

Additions	$9,203,232
Repayments	(56,867,678)
Scheduled principal payments	(3,118,371)
Net change in mortgage payable	$(50,782,817)

(1)  Interest only, does not include amortization of deferred financing costs or unused facility fees.

(2)  The amount recorded reflects a net present value calculation based on a fair market value rate of 8%. The actual loan balance assumed was $697,847 at an interest rate of 15%.

(3)  The unsecured line of credit was paid off in January 2006.

(4)  The property was sold in December 2005.

(5)  In March 2005, the Company completed a Deed-in-Lieu Agreement to return these properties to the lender to satisfy the outstanding balance of the mortgage payable.

Property Summary

			December 31, 2005		December 31, 2004
Building / Location	Year Acquired	Rentable Area (1)	Occupancy Rate (2)	Average Rent Per SF (3)	Occupancy Rate (4)	Average Rent Per SF (3)
Same Store
Sheridan Center
Denver, CO	2000	139,561	79.7%	$15.95	82.0%	$15.94

Arrowhead Fountains
Peoria, AZ	2001	96,203	100.0%	22.08	100.0%	21.85

Kellogg Building
Littleton, CO	2001	110,940	95.1%	19.56	93.0%	19.56

Parkway Centre II
Plano, TX	2002	151,880	85.5%	19.61	94.8%	19.01

Centerra
Denver, CO	2002	187,562	84.2%	17.36	85.2%	18.09

Southwest Gas Building
Phoenix, AZ	2003	144,821	90.3%	23.08	87.1%	22.64

Scottsdale Norte
Scottsdale, AZ	2003	78,800	100.0%	22.76	94.4%	22.74

Greenhill Park
Addison, TX	2003	247,269	86.5%	17.41	77.0%	17.71

Camelback Lakes
Phoenix, AZ	2004	202,720	100.0%	23.78	98.9%	21.97

Hackberry View
Irving, TX	2004	114,598	95.7%	21.01	100.0%	19.78

Parkway Centre III
Plano, TX	2004	152,391	91.2%	20.61	93.8%	20.94

Hampton Court
Dallas, TX	2004	108,183	98.0%	21.46	100.0%	21.13
	Subtotal	1,734,928	91.2%	20.26	90.8%	19.97
Held-for-Sale
Keystone Office Park (5)
Indianapolis, IN	1999/2003	114,980	79.1%	17.35	76.8%	17.69

Financial Plaza (5)
Mesa, AZ	2003	309,771	90.8%	23.59	83.0%	23.51
	Subtotal	424,751	76.8%	21.82	81.3%	22.03

Sold Properties
AmeriVest Plaza at Inverness (6)
Englewood, CO	2001	n/a	n/a	n/a	93.9%	21.03

Chateau Plaza (6)
Dallas, TX	2002	n/a	n/a	n/a	99.5%	23.42

Panorama Falls - Joint Venture (7)
Englewood, CO	2000	n/a	n/a	n/a	64.8%	19.84

Texas State Buildings
Texas	1997/1998	n/a	n/a	n/a	77.1%	9.06
	Subtotal	n/a	n/a	n/a	86.0%	17.59
	Total	2,159,679	90.5%	$20.61	88.3%	$19.78

(1) Includes office space but excludes storage, telecommunications and garage space.

(2) Includes approximately 37,000 square feet (1.7% of total rentable area) that has been leased but is not yet occupied and approximately 20,000 square feet (0.9% of total rentable area) that is leased but has been vacated.

(3) Annualized cash basis revenue divided by leased area.

(4)  Includes approximately 73,000 square feet (2.7% of total rentable area) that has been leased but is not yet occupied and approximately 28,000 square feet (1.0% of total rentable area) that is leased but has been vacated.  Excludes approximately 9,000 square feet (0.3% of total rentable area) that expired on or about December 31, 2004.

(5) These buildings were sold in January 2006.

(6) These buildings were sold in December 2005.

(7) AmeriVest sold its 20% interest in this joint venture property on September 30, 2005.

Lease Expiration Information

The following schedules detail the tenant lease expirations at December 31, 2005 in total and by geographic region, or classification: (1)

Consolidated (excludes held-for-sale properties)

Year	Number of Leases	Square Footage	Annual Revenue (2)	Percentage of Total Annual Revenue
2006	91	238,975	4,891,155	15.6%
2007	71	262,165	5,325,820	17.0%
2008	84	262,931	5,086,843	16.2%
2009	47	278,793	6,242,796	20.0%
2010	41	322,942	6,564,416	20.9%
2011	21	111,440	2,205,774	7.0%
2012	4	18,988	377,892	1.2%
2013	—	—	—	—
2014	3	34,201	487,774	1.6%
2015	4	10,073	170,592	0.5%
2016	—	—	—	—
Total	366	1,540,508	$31,353,062	100.0%

Denver (excludes held-for-sale properties)

Year	Number of Leases	Square Footage	Annual Revenue (2)	Percentage of Total Annual Revenue
2006	54	64,553	1,148,911	18.3%
2007	40	70,608	1,299,221	20.7%
2008	42	90,963	1,681,836	26.9%
2009	17	29,632	545,090	8.7%
2010	6	22,001	340,073	5.4%
2011	7	34,279	612,522	9.8%
2012	2	3,713	71,101	1.1%
2013	—	—	—	—
2014	2	29,937	402,494	6.4%
2015	4	10,073	170,592	2.7%
2016	—	—	—	—
Total	174	355,759	$6,271,840	100.0%

Phoenix (excludes held-for-sale properties)

Year	Number of Leases	Square Footage	Annual Revenue (2)	Percentage of Total Annual Revenue
2006	18	95,801	2,110,302	17.9%
2007	13	48,097	1,125,530	9.5%
2008	20	60,343	1,312,395	11.1%
2009	17	136,202	3,389,295	28.8%
2010	14	138,461	3,239,277	27.5%
2011	5	24,150	613,134	5.2%
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
2016	—	—	—	—
Total	87	503,054	$11,789,933	100.0%

Lease Expiration Information - continued

Dallas (excludes held-for-sale properties)

Year	Number of Leases	Square Footage	Annual Revenue (2)	Percentage of Total Annual Revenue
2006	19	78,621	1,631,942	12.3%
2007	18	143,460	2,901,069	21.8%
2008	22	111,625	2,092,612	15.7%
2009	13	112,959	2,308,411	17.4%
2010	21	162,480	2,985,066	22.5%
2011	9	53,011	980,118	7.4%
2012	2	15,275	306,791	2.3%
2013	—	—	—	—
2014	1	4,264	85,280	0.6%
2015	—	—	—	—
2016	—	—	—	—
Total	105	681,695	$13,291,289	100.0%

Held-for-Sale Properties

Year	Number of Leases	Square Footage	Annual Revenue (2)	Percentage of Total Annual Revenue
2006	21	53,948	1,172,983	15.2%
2007	21	104,350	2,352,098	30.3%
2008	14	41,368	871,990	11.3%
2009	13	48,367	1,093,150	14.1%
2010	11	58,646	1,108,154	14.3%
2011	3	11,930	214,945	2.8%
2012	3	30,676	678,186	8.8%
2013	—	—	—	—
2014	—	—	—	—
2015	1	14,379	191,220	2.5%
2016	1	3,126	57,831	0.7%
Total	88	366,790	$7,740,557	100.0%

(1)  Excludes month-to-month tenants.

(2)  Represents the annual base rent and excludes any adjustments for straight-line rent or expense recoveries.

Other Property Information

Geographic Distribution

The following chart illustrates the geographic distribution of our properties by square footage at December 31, 2005:

Regions including held-for-sale properties	Regions excluding held-for-sale

Portfolio by Lease Size, including held-for-sale-properties

Lease Size	Occupied Area	% of Occupied Area	Number of Leases	% of Total Leases
2,500 square feet and under	326,551	17.1%	245	53.9%
2,501 to 5,000 square feet	359,194	18.8%	103	22.7%
5,001 to 10,000 square feet	460,994	24.2%	67	14.8%
10,001 to 25,000 square feet	514,405	27.0%	33	7.3%
25,001 to 50,000 square feet	130,781	6.9%	4	0.9%
50,000 square feet and greater	115,373	6.0%	2	0.4%
	1,907,298	100.0%	454	100.0%

Ten Largest Customers

Tenant Name	Tenant Industry	Property	Lease Expiration	Square Feet	Annualized Rent (1)	% of Total Consolidated Annual Revenue (1)
Southwest Gas Corporation	Energy	Southwest Gas	8/31/09	60,046	1,501,150	4.8%
Capstar Radio Operating Co.	Entertainment	Camelback Lakes	5/31/10	55,327	1,438,502	4.6%
Hewitt Associates L.L.C.	Consulting/business services	Hackberry View	1/31/10	43,137	938,230	3.0%
Humana Health Plan, Inc.	Healthcare	Camelback Lakes	3/14/06	29,848	597,830	1.9%
Axis Mortgage and Investment Co.	Financial services - mortgage	Financial Plaza	8/31/07	29,226	684,601	2.2%
DNA Productions	Computer systems and software	Hackberry View	6/30/09	28,570	582,131	1.9%
Schlumberger Technology Corp.	Energy	Greenhill Park	7/31/07	24,606	478,435	1.5%
Vision Offices Mesa, L.L.C.	Consulting/business services	Financial Plaza	10/31/12	24,444	558,832	1.8%
Compass Bank	Financial services - bank	Camelback Lakes	9/30/09	23,883	600,092	1.9%
DaimlerChrysler Services North America	Wholesale trade, manufacturing	Greenhill Park	12/31/10	21,225	339,600	1.1%
				340,312	7,719,403	24.7%

Tenant Diversification by Industry

The following table categorizes the leased area of our properties, including held-for-sale, by our tenant’s industry at December 31, 2005:

Real estate	11.5%
Consulting and business services	9.8%
Healthcare	9.7%
Financial services - mortgage	9.2%
Financial services - advisement and brokerage	7.6%
Financial services - insurance	6.8%
Legal	6.1%
Energy	6.1%
Computer systems and software	5.9%
Wholesale trade and manufacturing	5.3%
Travel, entertainment and food service	4.4%
Telecommunications	3.9%
Financial services - banks	2.3%
Accounting	2.2%
Other	9.2%

(1)  Represents the current annualized base rent and excludes any adjustments for straight-line rent or expense recoveries.

Strategic Asset Sales Information

	Chateau Plaza (1)	AmeriVest Plaza (1)	Financial Plaza	Keystone Office Park	Total

Cap Rate Analysis
Market	Dallas	Denver	Phoenix	Indianapolis
RSF	171,294	120,171	310,838	114,980	717,283
Occupancy:% leased	96%	74%	91%	79%
Closing date	12/12/2005	12/15/2005	1/23/2006	1/24/2006

2005: Revenues	$3,943,720	$1,945,850	$6,225,734	$1,493,675	$13,608,979
SL rent adjustment	391,655	(141,169)	(227,967)	(49,410)	(26,891)
Operating expenses	(1,617,797)	(1,034,498)	(2,613,613)	(810,875)	(6,076,783)
2005 Cash NOI (2)	$2,717,578	$770,183	$3,384,154	$633,390	$7,505,305

Sales price	$31,300,000	$15,525,000	$55,000,000	$9,371,165	$111,196,165
2005 cap rate	8.7%	5.0%	6.2%	6.8%	6.7%
$ per RSF	$183	$129	$177	$82	$155

Closing Costs and Adjustments

Contract purchase price	$31,300,000	$15,525,000	$55,000,000	$9,371,165	$111,196,165	100%

Sales Expenses
Commissions	(430,000)	(310,500)	(495,000)	(183,301)	(1,418,801)	-1.3%
Filing, title and other fees	(634)	(5,321)	(42,168)	(1,735)	(49,858)	0.0%
Title insurance	(97,976)	(11,255)	(46,032)	(10,450)	(165,713)	-0.1%
Total sales expenses	(528,610)	(327,076)	(583,200)	(195,486)	(1,634,372)	-1.5%

Closing Prorations
Credits to seller: TI/expenses	34,601	71,611	9,029	1,379	116,620	0.1%
Rent prorations	(205,212)	(50,356)	(86,889)	(33,400)	(375,857)	-0.3%
Accrued interest	—	(94,048)	(88,988)	(24,574)	(207,610)	-0.2%
Transfer of security deposits	(54,946)	(136,852)	(255,046)	(53,775)	(500,619)	-0.5%
Property taxes payable	(575,673)	(387,262)	(438,330)	(154,437)	(1,555,702)	-1.4%
Loan prepayment penalties	—	—	—	(204,540)	(204,540)	-0.2%
Transfer of TI/commissions to buyer	(844,249)	—	(453,986)	(104,805)	(1,403,040)	-1.3%
Total prorations	(1,645,479)	(596,907)	(1,314,210)	(574,152)	(4,130,748)	-3.7%

Total adjustments to sale price	(2,174,089)	(923,983)	(1,897,410)	(769,638)	(5,765,120)	-5.2%

Net proceeds to seller	29,125,911	14,601,017	53,102,590	8,601,527	105,431,045	94.8%

Payoff of first mortgage	—	(14,238,653)	(23,605,345)	(4,571,236)	(42,415,234)	-38.1%

Release of net escrow balance to seller	1,824,062	382,279	271,104	—	2,477,445	2.2%

Total cash received by seller	30,949,973	744,643	29,768,349	4,030,291	65,493,256	58.9%

Application of Cash Proceeds
Payments on secured credit facility	(30,747,547)	—	—	—	(30,747,547)	-27.7%
Payments on unsecured credit facility	(202,426)	(744,643)	(29,768,349)	(296,494)	(31,011,912)	-27.9%

Net cash retained by seller	—	—	—	$3,733,797	$3,733,797	3.4%

(1) 2005 amounts for Chateau Plaza and AmeriVest Plaza have been annualized based on November year-to-date figures to project results for the entire year.

(2) See page 6 for a reconciliation of property NOI to net income/(loss).